SUBJECT TO REVISION                                                EXHIBIT 99
TERM SHEET DATED SEPTEMBER 9, 1997

                      $754,810,000 Asset Backed Notes
                      Case Equipment Loan Trust 1997-B
                                   Issuer
                          Case Receivables II Inc.
                                   Seller
                          Case Credit Corporation
                                  Servicer

Attached is a preliminary term sheet (the "Term Sheet") describing the structure, collateral pool and certain aspects of the Case Equipment Loan Trust 1997-B (the "Trust"). The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superseded in their entirety by a prospectus supplement (the "Prospectus Supplement") and by any other additional information subsequently filed with the Securities and Exchange Commission (the "Commission") or incorporated by reference in the relevant registration statement (the "Registration Statement"). In addition, the attached Term Sheet supersedes any prior or similar term sheet.

None of the Underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not a part of the Term Sheet.

The Registration Statement (including a base prospectus (the "Prospectus")) relating to the Trust has been filed with the Commission and has been declared effective. The Prospectus Supplement relating to the securities offered by the Trust will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities of the Trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Interested persons are referred to the Prospectus and Prospectus Supplement. Any investment decision should be based upon the information in the Prospectus and Prospectus Supplement as of their publication date. Sales of the securities to be offered by the Trust may not be consummated unless the purchaser has received both the Prospectus and the Prospectus Supplement. The securities to be offered by the Trust under the Prospectus Supplement have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                       Underwriters of the Class A Notes
Credit Suisse First Boston
       First Chicago Capital Markets, Inc.
                  Merrill Lynch & Co.
                                J.P. Morgan & Co.
                                       NationsBanc Capital Markets, Inc.
                                                          Salomon Brothers Inc

                       Underwriters of the Class C Notes
Credit Suisse First Boston                                    J.P. Morgan & Co.

                      $754,810,000 Asset Backed Notes
                      Case Equipment Loan Trust 1997-B

                            Subject to Revision

                                 TERM SHEET

Issuer..............................Case Equipment Loan Trust 1997-B (the
                                      "Trust" or the "Issuer"), a Delaware
                                       business trust.

Seller..............................Case Receivables II Inc. (the "Seller"), a
                                       Delaware corporation and a wholly-owned
                                       subsidiary of Case Credit Corporation.

Servicer............................Case Credit Corporation, a Delaware
                                       corporation (the "Servicer" or "Case
                                       Credit").

Indenture Trustee...................Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee").

Trustee.............................The Bank of New York, as trustee (the
                                       "Trustee").

The Offered Notes:

A. The Class A Notes................$90,000,000 Class A-1 _____% Asset Backed
                                       Notes (the "A-1 Notes").

                                    $204,500,000 Class A-2 _____% Asset
                                       Backed Notes (the "A-2 Notes").

                                    $237,000,000 Class A-3 _____% Asset
                                       Backed Notes (the "A-3 Notes").

                                    $188,591,000 Class A-4 _____% Asset
                                       Backed Notes (the "A-4 Notes" and,
                                       with the A-1 Notes, A-2 Notes and
                                       A-3 Notes, the "Class A Notes").

B. The Class C Notes................$34,719,000 Class C _____% Asset Backed
                                       Notes (the "Class C Notes," and, with
                                       the Class A Notes, the "Offered Notes").
                                       The Offered Notes and the Class B
                                       Notes referred to under "Other
                                       Securities" below are collectively
                                       called the "Notes."

The Receivables.....................The Receivables consist of retail installment sale contracts
                                       ("Contracts") secured by new or used
                                       agricultural or construction
                                       equipment, including rights to
                                       receive certain payments made with
                                       respect to such Receivables, and
                                       security interests in the equipment
                                       financed thereby, and the proceeds
                                       thereof. On the closing date, the
                                       Seller will own Contracts (the
                                       "Initial Contracts"): (a) with a
                                       fixed rate of interest (the "Fixed
                                       Rate Receivables") that have an
                                       aggregate Contract Value of
                                       approximately $358,115,964.52 and
                                       (b) with a floating rate of interest
                                       (the "Floating Rate Receivables")
                                       that have an aggregate Contract
                                       Value of approximately
                                       $97,960,250.83, in each case as of
                                       August 31, 1997 (the "Initial Cutoff
                                       Date").

                                    As used herein: "Contract Value" means,
                                       with respect to any day (including
                                       the Initial Cutoff Date): (a) with
                                       respect to the Fixed Rate
                                       Receivables, the present value of
                                       the scheduled and unpaid payments on
                                       the Fixed Rate Receivables
                                       discounted monthly at an annual rate
                                       equal to: (i) in the case of the
                                       Initial Receivables that are Fixed
                                       Rate Receivables, the Initial Cutoff
                                       Date APR, and

                                       (ii) in the case of any Subsequent
                                       Receivables, the applicable
                                       Subsequent Cutoff Date APR, and (b)
                                       with respect to the Floating Rate
                                       Receivables, the current principal
                                       balance of the Floating Rate
                                       Receivables shown on the Servicer's
                                       records; "Initial Cutoff Date APR"
                                       means 8.637%, which is the weighted
                                       average annual percentage rate
                                       ("APR") of the Initial Receivables
                                       that are Fixed Rate Receivables as
                                       of the Initial Cutoff Date; and
                                       "Subsequent Cutoff Date APR" means,
                                       with respect to any Subsequent
                                       Cutoff Date, the weighted average
                                       APR of the Subsequent Receivables
                                       sold as of such Subsequent Cutoff
                                       Date.

                                    The floating rate of interest
                                       applicable to some of the Floating
                                       Rate Receivables is subject to a cap
                                       of 3.5% above the initial rate
                                       applicable to each such Floating
                                       Rate Receivable.

                                    The Trust will be obligated to
                                       purchase, subject only to the
                                       availability thereof, additional
                                       Fixed Rate Receivables (the
                                       "Subsequent Receivables") from time
                                       to time during the Funding Period
                                       having an aggregate Contract Value
                                       of approximately $411,884,035.48,
                                       such amount being equal to the
                                       amount on deposit in a Pre-Funding
                                       Account (the "Pre-Funding Account")
                                       on the Closing Date (the "Initial
                                       Pre-Funded Amount"). It is expected
                                       that Subsequent Receivables will be
                                       conveyed to the Trust monthly on
                                       dates specified by the Seller (each
                                       date on which Subsequent Receivables
                                       are conveyed being referred to as a
                                       "Subsequent Transfer Date")
                                       occurring during the Funding Period,
                                       with such transfers being given
                                       effect as of the close of business
                                       on the last day of the preceding
                                       calendar month (each, a "Subsequent
                                       Cutoff Date"). The Subsequent
                                       Receivables together with the
                                       Initial Receivables are referred to
                                       herein as the "Receivables." The
                                       "Funding Period" means the period
                                       from and including the Closing Date
                                       until the earliest of: (a) the first
                                       Payment Date on which the amount on
                                       deposit in the Pre-Funding Account
                                       (after giving effect to any
                                       transfers therefrom in connection
                                       with the transfer of Subsequent
                                       Receivables to the Issuer on or
                                       before such Determination Date) is
                                       less than $100,000, (b) the
                                       occurrence of an event of default or
                                       a servicer default, (c) the
                                       occurrence of certain events of
                                       insolvency with respect to the
                                       Seller or the Servicer and (d) the
                                       close of business on the February
                                       1998 Payment Date.

Terms of the Offered Notes:

A. Interest Payments................The A-1 and A-2 Notes will each bear interest at a fixed rate per annum,
                                       calculated on the basis of the
                                       actual number of days in the
                                       applicable interest period and a
                                       360-day year. The A-3, A-4 and Class
                                       C Notes will each bear interest at a
                                       fixed rate per annum, calculated on
                                       the basis of a 360-day year of
                                       twelve 30-day months. Interest on
                                       the Notes will be payable on the
                                       fifteenth day of each calendar month
                                       or, if any such date is not a
                                       business day, on the next business
                                       day (each, a "Payment Date"),
                                       commencing on October 15, 1997.
                                       Interest on the Class C Notes will
                                       not be paid on any Payment Date
                                       until interest payments on the Class
                                       A Notes have been paid in full.

B. Principal Payments.............. The principal of the Class A Notes will be payable on each Payment Date, to the
                                       extent of funds available therefor,
                                       in an amount (the "Class A Principal
                                       Distributable Amount") generally
                                       equal to: (a) the Fixed Rate
                                       Principal Distribution Amount minus
                                       (b) the Class C Noteholders'
                                       Principal Distributable Amount.
                                       Principal will be allocated and
                                       distributed to the Class A Notes of
                                       lowest numerical designation
                                       outstanding.

                                    The principal of the Class C Notes
                                       generally will be payable on each
                                       Payment Date, to the extent of funds
                                       available therefor, in an amount
                                       (the "Class C Noteholders' Principal
                                       Distributable Amount") equal to the
                                       Class C Percentage of the Principal
                                       Distribution Amount; provided, that
                                       no principal payments will be made
                                       with respect to the Class C Notes on
                                       any Payment Date until all amounts
                                       payable with respect to the Class A
                                       Notes and the Class B Notes (other
                                       than the Class B Net Funds Carryover
                                       Amount) on that Payment Date have
                                       been paid in full.

                                    As used herein, with respect to any
                                       Payment Date: "Principal
                                       Distribution Amount" means the sum
                                       of (a) the Fixed Rate Principal
                                       Distribution Amount, plus (b) the
                                       Floating Rate Principal Distribution
                                       Amount; "Fixed Rate Principal
                                       Distribution Amount" means an amount
                                       (not less than zero) equal to: (i)
                                       the sum of the Contract Value of all
                                       Fixed Rate Receivables and the
                                       Pre-Funded Amount as of the
                                       beginning of the immediately
                                       preceding collection period minus
                                       (ii) the sum of the Contract Value
                                       of all Fixed Rate Receivables and
                                       the Pre-Funded Amount as of the
                                       beginning of the current collection
                                       period; "Floating Rate Principal
                                       Distribution Amount" means the
                                       amount (not less than zero) equal
                                       to: (a) the sum of the Contract
                                       Value of all Floating Rate
                                       Receivables as of the beginning of
                                       the immediately preceding collection
                                       period minus (b) the sum of the
                                       Contract Value of all Floating Rate
                                       Receivables as of the beginning of
                                       the current collection period;
                                       "Class C Percentage" means the
                                       percentage equivalent of a fraction
                                       the numerator of which is the
                                       aggregate outstanding principal
                                       amount of the Class C Notes and the
                                       denominator of which is the
                                       aggregate outstanding principal
                                       amount of all of the Notes, as of
                                       the related Record Date.

                                    The outstanding principal amount, if
                                       any, of the A-1 Notes will be
                                       payable in full on the October 1998
                                       Payment Date, and the outstanding
                                       principal amount, if any, of the A-2
                                       Notes, the A-3 Notes, the A-4 Notes
                                       and the Class C Notes (as well as
                                       the Class B Notes) will be payable
                                       in full on the September 2004
                                       Payment Date, in each case from
                                       funds available therefor.

C.  Optional Redemption..............The remaining Offered Notes may be prepaid in whole, but not in part,
                                       at a price equal to the unpaid
                                       principal balance of such Notes plus
                                       accrued and unpaid interest thereon,
                                       on the Payment Date on which the
                                       Servicer exercises its option to
                                       purchase the Receivables. The
                                       Servicer may purchase the
                                       Receivables from the Trust when the
                                       Pool Balance declines to 10% or less
                                       of the Initial Pool Balance. As used
                                       herein, the "Pool Balance" means the
                                       sum of the aggregate Contract Values
                                       of the Receivables at the beginning
                                       of a collection period, after giving
                                       effect to all payments received from
                                       obligors and certain amounts to be
                                       remitted by the Servicer and the
                                       Seller for the purchase of
                                       Receivables, as the case may be,
                                       with respect to the preceding
                                       collection period and all losses
                                       realized on Receivables liquidated
                                       during such preceding collection
                                       period; and "Initial Pool Balance"
                                       means the sum of: (a) the Pool
                                       Balance as of the Initial Cutoff
                                       Date plus (b) the aggregate Contract
                                       Value of all Subsequent Receivables
                                       sold to the Issuer as of their
                                       respective Subsequent Cutoff Dates.

Other Securities....................In addition to the Offered Notes, the Trust will also issue $97,960,250.83 Class B
                                       Asset Backed Notes (the "Class B
                                       Notes"), and $15,190,000 ____% Asset
                                       Backed Certificates (the
                                       "Certificates"). The Class B Notes
                                       and the Certificates will not be
                                       publicly offered.

                                    The Class B Notes will bear interest at
                                       a floating rate to be agreed upon
                                       between the Trust and the Class B
                                       Noteholder; provided, that such rate
                                       may not exceed the Net Funds Cap
                                       (the effective rate on the Class B
                                       Notes from time to time being the
                                       "Floating Rate"). "Net Funds Cap"
                                       means, for any interest period: (a)
                                       the quotient of the aggregate amount
                                       of interest payments due during the
                                       collection period during which such
                                       interest period begins on Floating
                                       Rate Receivables that had a positive
                                       Contract Value at the beginning of
                                       such collection period divided by
                                       the outstanding principal amount of
                                       the Class B Notes at the beginning
                                       of such interest period (after
                                       giving effect to payments of
                                       principal on the day that such
                                       interest period begins) multiplied
                                       by (b) a fraction the numerator of
                                       which is 360 and the denominator of
                                       which is the number of days in such
                                       collection period minus (c) if
                                       neither Case Credit nor an affiliate
                                       of Case Credit is the Servicer, 1.00%.

                                    Should the Floating Rate ever be
                                       determined by the Net Funds Cap for
                                       any interest period, the excess of:
                                       (a) the amount of interest on the
                                       Class B Notes that would have
                                       accrued in respect of the such
                                       interest period had the Floating
                                       Rate been calculated without regard
                                       to the Net Funds Cap over (b) the
                                       amount of interest on the Class B
                                       Notes actually accrued during such
                                       interest period (such excess,
                                       together with the unpaid portion of
                                       any such excess from prior interest
                                       periods (and interest accrued
                                       thereon at the Floating Rate,
                                       calculated without regard to the Net
                                       Funds Cap), is referred to as the
                                       "Class B Net Funds Cap Carryover
                                       Amount") will accumulate and be paid
                                       as and when described herein.

                                    The principal of the Class B Notes will
                                       be payable on each Payment Date, to
                                       the extent of funds available
                                       therefor, in an amount (the "Class B
                                       Noteholders' Principal Distributable
                                       Amount") generally equal to the
                                       Floating Rate Principal Distribution
                                       Amount.

                                    The Certificates will bear interest at
                                       a fixed rate per annum (except that
                                       during the Funding Period no
                                       interest will accrue on the
                                       pre-funded portion of the
                                       Certificates). No principal will be
                                       distributable with respect to the
                                       Certificates until the Notes have
                                       been repaid in full.

Pre-Funding Account.................The amount on deposit in the Pre-Funding
                                       Account (the "Pre-Funded Amount")
                                       will initially equal the Initial
                                       Pre-Funded Amount of
                                       $411,884,035.48, and, during the
                                       Funding Period, will be reduced by
                                       the amount thereof used to purchase
                                       Subsequent Receivables.

Negative Carry Account..............In order to maintain the rating of the
                                       Offered Notes at their initial
                                       levels, the Servicer will establish
                                       and maintain in the name of the
                                       Indenture Trustee an account (the
                                       "Negative Carry Account") for the
                                       benefit of the Offered Noteholders.
                                       The Negative Carry Account will be
                                       created with an initial deposit by
                                       the Seller.

Spread Account......................The Servicer will establish and maintain in the name of the Indenture Trustee
                                       a collateral account (the "Spread
                                       Account") into which funds will be
                                       deposited from time to time. Funds
                                       on deposit in the Spread Account
                                       will be available on each Payment
                                       Date to cover shortfalls in
                                       distributions of interest and
                                       principal on the Notes. Funds on
                                       deposit in the Spread Account will
                                       not be used to cover shortfalls in
                                       any distributions on the
                                       Certificates. The Spread Account
                                       will be created with an initial
                                       deposit by the Seller of $_________.
                                       On each Subsequent Transfer Date,
                                       cash or eligible investments having
                                       a value approximately equal
                                       to 2.00% of the aggregate Contract
                                       Value of the Subsequent Receivables
                                       conveyed to the Trust on such
                                       Subsequent Transfer Date will be
                                       withdrawn from the Pre-Funding
                                       Account and deposited in the Spread
                                       Account.

                                    Amounts in the Spread Account on any
                                       Payment Date (after giving effect to
                                       all distributions to be made on such
                                       Payment Date) in excess of the
                                       lesser of: (a) 2.00% of the Initial
                                       Pool Balance and (b) the Note
                                       Balance will be distributed to the
                                       Seller.

Priority of Distributions...........Collections on the Receivables with respect to each collection period will be
                                       applied on the related Payment Date in
                                       the priority indicated below:

                                    (a) with respect to the Fixed Rate
                                     Distribution Amount:

                                       (i) if neither Case Credit nor an
                                       affiliate of Case Credit is the
                                       Servicer, the Fixed Rate Percentage
                                       of the servicing fee for the prior
                                       collection period and any overdue
                                       servicing fees to the Servicer,

                                       (ii) the Fixed Rate Percentage of
                                       the administration fee for the prior
                                       collection period and any overdue
                                       administration fees to Case Credit.,
                                       as the administrator (the
                                       "Administrator") of the Trust,

                                       (iii) the amount, if any, by which:
                                       (A) the sum of: (1) if neither Case
                                       Credit nor an affiliate of Case
                                       Credit is the Servicer, the Floating
                                       Rate Percentage of the servicing fee
                                       for the prior collection period and
                                       any overdue servicing fees plus (2)
                                       the Floating Rate Percentage of the
                                       administration fee for the prior
                                       collection period and any overdue
                                       administration fees exceeds (B) the
                                       Floating Rate Distribution Amount,
                                       to pay such amounts in the order
                                       indicated,

                                       (iv) interest on the Class A Notes
                                       to the holders thereof,

                                       (v) interest on the Class C Notes to
                                       the holders thereof,

                                       (vi) the Class A Noteholders'
                                       Principal Distributable Amount to
                                       the holders of the Class A Notes
                                       (sequentially),

                                       (vii) any remaining amounts to pay,
                                       if necessary, interest at the
                                       Floating Rate and the Class B
                                       Noteholders' Principal Distributable
                                       Amount, in such order, to the
                                       holders of the Class B Notes, and

                                       (viii) the balance distributed under
                                       clause (c) below;

                                    (b) from the Floating Rate Distribution
                                     Amount:

                                       (i) if neither Case Credit nor an
                                       affiliate of Case Credit is the
                                       Servicer, the Floating Rate
                                       Percentage of the servicing fee for
                                       the prior collection period and any
                                       overdue servicing fees to the
                                       Servicer,

                                       (ii) the Floating Rate Percentage of
                                       the administration fee for the prior
                                       collection period and any overdue
                                       administration fees to the
                                       Administrator,

                                       (iii) the amount, if any, by which:
                                       (A) the sum of: (1) if neither Case
                                       Credit nor an affiliate of Case
                                       Credit is the Servicer, the Fixed
                                       Rate Percentage of the
                                       servicing fee for the prior
                                       collection period and any overdue
                                       servicing fees plus (2) the Fixed
                                       Rate Percentage of the
                                       administration fee for the prior
                                       collection period and any overdue
                                       administration fees exceeds (B) the
                                       Fixed Rate Distribution Amount, to
                                       pay such amounts in the order
                                       indicated,

                                       (iv) interest at the Floating Rate
                                       on the Class B Notes to the holders
                                       thereof,

                                       (v) the Class B Noteholders'
                                       Principal Distributable Amount to
                                       the holders of the Class B Notes,

                                       (vi) any remaining amounts to pay,
                                       if necessary, interest on the Class
                                       A Notes and the Class C Notes and
                                       the Class A Principal Distributable
                                       Amount, in such order, and

                                       (vii) the balance distributed under
                                       clause (c) below; and

                                    (c) from the balances from clauses
                                     (a)(viii) and (b)(vii):

                                       (i) the Class C Noteholders'
                                       Principal Distributable Amount to
                                       the holders of the Class C Notes,

                                       (ii) the Class B Net Funds Cap
                                       Carryover Amount to the holders of
                                       the Class B Notes,

                                       (iii) interest on the Certificates to
                                       the holders thereof,

                                       (iv) after the outstanding balance
                                       of the Notes has been reduced to
                                       zero, principal of the Certificates,

                                       (v) if Case Credit or an affiliate
                                       of Case Credit is the Servicer, the
                                       servicing fee for the prior
                                       collection period and any overdue
                                       servicing fees to the Servicer, and

                                       (vi) the remaining balance, if any,
                                       to the Spread Account.

                                    As used herein:

                                       "Fixed Rate Distribution Amount"
                                       means the portion of the Total
                                       Distribution Amount that includes
                                       all of the aggregate collections on
                                       the Fixed Rate Receivables plus the
                                       applicable withdrawal from the
                                       Negative Carry Account plus all of
                                       the investment earnings on amounts
                                       on deposit in the Pre-Funding
                                       Account and the Negative Carry
                                       Account plus the Fixed Rate
                                       Percentage of all other investment
                                       earnings.

                                       "Fixed Rate Percentage" means, with
                                       respect to any Payment Date, the
                                       percentage equivalent of a fraction:
                                       (a) the numerator of which is the
                                       sum of the Contract Value of all
                                       Fixed Rate Receivables and the
                                       Pre-Funded Amount and (b) the
                                       denominator of which is the sum of
                                       the Contract Value of all
                                       Receivables and the Pre-Funded
                                       Amount, all determined as of the
                                       beginning of the immediately
                                       preceding collection period.

                                       "Floating Rate Distribution Amount"
                                       means the Total Distribution Amount
                                       minus the Fixed Rate Distribution
                                       Amount.

                                       "Floating Rate Percentage" means,
                                       with respect to any Payment Date,
                                       100% minus the Fixed Rate
                                       Percentage.

                                       "Total Distribution Amount" means,
                                       for a Payment Date, the aggregate
                                       collections on Receivables
                                       (including collections received
                                       after the end of the preceding
                                       calendar month on any Subsequent
                                       Receivables that were added to the
                                       Trust after the end of that
                                       preceding calendar month but on or
                                       prior to the Payment Date) with
                                       respect to the related collection
                                       period (including any liquidation
                                       proceeds and the purchase amount of
                                       any Receivables repurchased by the
                                       Seller or purchased by the Servicer)
                                       plus investment earnings for such
                                       Payment Date plus the withdrawal
                                       from the Negative Carry Account for
                                       such collection period.

Tax Status..........................It is contemplated that the Offered
                                       Notes will be characterized as debt
                                       for Federal income tax purposes and
                                       the Trust will not be characterized
                                       as an association (or a publicly
                                       traded partnership) taxable as a
                                       corporation.

ERISA Considerations................Subject to certain considerations, it is contemplated that the Offered Notes will be eligible for purchase by employee benefit plans.

Legal Investment....................It is contemplated that the A-1 Notes will be eligible for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Rating of the Notes.................It is a condition to the issuance of the
                                       Offered Notes that the A-1 Notes be
                                       rated in the highest short-term rating
                                       category, that the A-2 Notes, A-3 Notes
                                       and A-4 Notes be rated in the highest
                                       long-term rating category and that the
                                       Class C Notes be rated at least in the
                                       "A" category or its equivalent, in each
                                       case by at least two nationally
                                       recognized statistical rating agencies.
                                       The rating agencies do not evaluate,
                                       and the ratings do not address, the
                                       likelihood that the any prepayment
                                       premium will be paid. There can be no
                                       assurance that such ratings
                                       will not be lowered or withdrawn by
                                       a rating agency if circumstances so
                                       warrant.

Risk Factors........................Before making an investment decision, prospective investors should consider
                                       the factors that will be set forth under the caption "Risk Factors" in the Prospectus Supplement and the
                                       Prospectus.

       For purposes of the data in the following tables, "Contract Value" for each: (a) standard precomputed Fixed Rate Receivable has been calculated as the sum of the present value of the scheduled and unpaid payments on such Fixed Rate Receivable as of the Initial Cutoff Date discounted monthly at an annual rate equal to the APR of such Receivable and (b) precomputed simple rebate Fixed Rate Receivable and Floating Rate Receivable has been deemed to equal the current balance of that Receivable shown on the Servicer's records as of the Initial Cutoff Date.


                                              FIXED RATE RECEIVABLES


                                     Composition of the Fixed Rate Receivables
                                           as of the Initial Cutoff Date

 Weighted
  Average                                                        Weighted                Weighted          Average
   APR of             Aggregate             Number of             Average                 Average          Contract
Receivables       Contract Value            Receivables       Remaining Term            Original Term       Value
-----------       --------------            -----------       --------------            -------------      -------
8.637%            $357,707,763.96             12,783            46.32  months            48.85 months     $27,983.08


                  Distribution by APR of the Fixed Rate Receivables as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of          Aggregate        Contract
APR Range                                                              Receivables      Contract Value       Value
---------                                                              -----------      --------------    --------

  3.00% to   3.99%..................................................      591        $    9,184,651.26      2.57%
  4.00% to   4.99%..................................................      100             8,477,733.63      2.37
  5.00% to   5.99%..................................................      529            14,849,178.27      4.15
  6.00% to   6.99%..................................................      700            13,242,127.95      3.70
  7.00% to   7.99%..................................................    2,819            81,606,689.89     22.81
  8.00% to   8.99%..................................................    2,082            93,194,262.76     26.05
  9.00% to   9.99%..................................................    1,969            71,563,500.87     20.01
10.00% to 10.99%....................................................    3,067            45,059,082.00     12.60
11.00% to 11.99%....................................................      508            10,488,580.88      2.93
12.00% to 12.99%....................................................      212             5,602,064.61      1.57
13.00% to 13.99%....................................................      129             2,623,397.18      0.73
14.00% to 14.99%....................................................       71             1,641,790.84      0.46
15.00% to 15.99%....................................................        5                71,433.76      0.02
16.00% to 16.99%....................................................        1               103,270.06      0.03
                                                                    -----------    -------------------  --------
          Total.....................................................   12,783          $357,707,763.96    100.00%
                                                                      ================================    ======




                                                                       page 9






                           Distribution by Equipment Type of the Fixed Rate Receivables
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of           Aggregate       Contract
Type                                                                   Receivables      Contract Value       Value
----                                                                   -----------      --------------    ---------

Agricultural
     New............................................................    4,035         $  99,127,282.64     27.71%
     Used...........................................................    4,459           100,333,486.74     28.05
Construction
     New............................................................    2,641           111,195,192.08     31.09
     Used...........................................................    1,469            45,558,207.62     12.74
Consumer
     New............................................................      118             1,025,166.72      0.29
     Used...........................................................       61               468,428.16      0.13
                                                                    ----------    --------------------   -------
          Total.....................................................   12,783         $357,707,763.96     100.00%
                                                                      =======         ================    ======


                          Distribution by Payment Frequency of the Fixed Rate Receivables
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of             Aggregate     Contract
Frequency                                                              Receivables      Contract Value       Value
---------                                                              -----------      --------------    --------

Annual(1)...........................................................    6,235          $158,709,105.39     44.37%
Semiannual..........................................................      566            17,321,777.72      4.84
Quarterly...........................................................      104             2,414,037.76      0.67
Monthly.............................................................    5,878           179,262,843.09     50.11
                                                                     --------         ----------------    ------
          Total.....................................................   12,783          $357,707,763.96    100.00%
                                                                      =======          ===============    ======

---------------------
(1) Approximately 6.35%, 2.49%, 2.80%, 6.68%,13.09%, 17.48%, 16.82%,
12.96%, 5.00%, 2.54%, 3.25% and 10.54%, of the annual Fixed Rate
Receivables have scheduled payments within the collection periods relating to the Payment Dates in January, February, March, April, May, June, July,
August, September, October, November and December, respectively.



                                                                       page 10





                       Distribution by Current Contract Value of the Fixed Rate Receivables
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
         Contract                                                                                         Aggregate
           Value                                                       Number of           Aggregate       Contract
           Range                                                       Receivables      Contract Value       Value
         ---------                                                     -----------      --------------    --------

$       0.00 to $   4,999.99........................................      1,594    $    5,387,556.11       1.51%
    5,000.00 to     9,999.99........................................      2,484        18,149,229.33       5.07
   10,000.00 to    14,999.99........................................      1,905        23,394,233.34       6.54
   15,000.00 to    19,999.99........................................      1,385        23,884,305.80       6.68
   20,000.00 to    24,999.99........................................        903        20,077,903.74       5.61
   25,000.00 to    29,999.99........................................        629        17,228,545.23       4.82
   30,000.00 to    34,999.99........................................        527        17,123,204.08       4.79
   35,000.00 to    39,999.99........................................        558        20,871,391.13       5.83
   40,000.00 to    44,999.99........................................        413        17,477,198.66       4.89
   45,000.00 to    49,999.99........................................        365        17,306,990.12       4.84
   50,000.00 to    54,999.99........................................        340        17,836,558.46       4.99
   55,000.00 to    59,999.99........................................        272        15,637,351.80       4.37
   60,000.00 to    64,999.99........................................        187        11,692,006.48       3.27
   65,000.00 to    69,999.99........................................        168        11,319,420.41       3.16
   70,000.00 to    74,999.99........................................        137         9,907,653.56       2.77
   75,000.00 to    99,999.99........................................        441        37,809,760.35      10.57
  100,000.00 to   199,999.99........................................        409        52,571,293.74      14.70
  200,000.00 to   299,999.99........................................         38         9,373,045.73       2.62
  300,000.00 and over...............................................         28        10,660,115.89       2.98
                                                                    -----------   ------------------   --------
         Total......................................................     12,783     $357,707,763.96      100.00%
                                                                       =============================     ======



                                                                       page 11






                               Geographic Distribution of the Fixed Rate Receivables
                                           as of the Initial Cutoff Date

                                              Percent of                                                Percent of
                                              Aggregate                                                  Aggregate
                                               Contract                                                  Contract
State(1)                                         Value        State(1)                                   Value
--------                                     -------------    --------                                  ----------

Alabama........................................  3.80%        Nebraska.................................   2.89%
Alaska.........................................  0.31         Nevada...................................   0.51
Arizona........................................  2.62         New Hampshire............................   0.33
Arkansas.......................................  3.94         New Jersey...............................   0.82
California.....................................  3.18         New Mexico...............................   0.44
Colorado.......................................  2.12         New York.................................   2.20
Connecticut....................................  0.57         North Carolina...........................   2.37
Delaware.......................................  0.44         North Dakota.............................   1.96
Florida........................................  2.14         Ohio.....................................   2.37
Georgia........................................  2.50         Oklahoma.................................   2.07
Hawaii.........................................  0.05         Oregon...................................   1.66
Idaho..........................................  1.93         Pennsylvania.............................   2.22
Illinois.......................................  4.50         Rhode Island.............................   0.03
Indiana........................................  2.42         South Carolina...........................   0.87
Iowa...........................................  4.26         South Dakota.............................   3.23
Kansas.........................................  3.02         Tennessee................................   2.54
Kentucky.......................................  1.48         Texas....................................   7.92
Louisiana......................................  1.76         Utah.....................................   0.90
Maine..........................................  0.56         Vermont..................................   0.23
Maryland.......................................  0.98         Virginia.................................   1.18
Massachusetts..................................  0.27         Washington...............................   2.32
Michigan.......................................  2.60         Washington, D.C..........................   0.01
Minnesota......................................  3.89         West Virginia............................   0.32
Mississippi....................................  3.27         Wisconsin................................   2.87
Missouri.......................................  2.98         Wyoming..................................   0.44
Montana........................................  1.76                                                   -------
                                                                   Total............................... 100.00%
                                                                                                        ======
___________________

(1) Based upon billing addresses of the obligors.

                                                                      page 12





                                             FLOATING RATE RECEIVABLES


                                   Composition of the Floating Rate Receivables
                                           as of the Initial Cutoff Date

 Weighted
  Average                                                         Weighted                Weighted        Average
   APR of             Aggregate             Number of             Average                 Average         Contract
Receivables       Contract Value            Receivables       Remaining Term            Original Term      Value
-----------       --------------            -----------       --------------            -------------     --------

7.750%            $97,960,250.83               4,549            39.08 months             51.73 months     $21,534.46



                Distribution by APR of the Floating Rate Receivables as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of            Aggregate      Contract
APR Range                                                              Receivables      Contract Value      Value
---------                                                              -----------      --------------    ---------


  6.00% to   6.99%..................................................    1,931           $39,505,777.25     40.33%
  7.00% to   7.99%..................................................      502            18,180,164.35     18.56
  8.00% to   8.99%..................................................    1,004            24,432,382.86     24.94
  9.00% to   9.99%..................................................      921            12,760,254.21     13.03
10.00% to 10.99%....................................................      157             2,901,112.31      2.96
11.00% to 11.99%....................................................       28               134,515.81      0.14
12.00% to 12.99%....................................................        6                46,044.04      0.05
                                                                    -----------     ------------------   -------
          Total.....................................................    4,549           $97,960,250.83    100.00%
                                                                     =================================    ======


                             Distribution of Maximum Cap on Floating Rate Receivables
                                           as of the Initial Cutoff Date
                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of            Aggregate      Contract
Maximum Cap                                                            Receivables      Contract Value        Value
-----------                                                            -----------      --------------    ---------

10.00% to 10.49%....................................................    2,008           $40,478,158.54     41.32%
10.50% to 10.99%....................................................        4               101,390.63      0.10
11.00% to 11.49%....................................................      332            15,695,080.56     16.02
11.50% to 11.99%....................................................      259             5,156,736.70      5.26
12.00% to 12.49%....................................................    1,056            22,782,025.16     23.26
12.50% to 12.99%....................................................      316             5,494,527.95      5.61
13.00% to 13.49%....................................................      334             4,522,182.21      4.62
13.50% to 13.99%....................................................        9               138,439.54      0.14
14.00% to 14.49%....................................................        6                90,837.90      0.09
14.50% to 14.99%....................................................        0                     0.00      0.00
15.00% to 15.49%....................................................        0                     0.00      0.00
15.50% to 15.99%....................................................        1                 5,704.00      0.01
16.00% to 16.49%....................................................        2                27,950.44      0.03
No Cap..............................................................      222             3,467,217.20      3.54
                                                                    ---------         ----------------   -------
          Total.....................................................    4,549           $97,960,250.83    100.00%
                                                                     =================================    ======



                                                                      page 13





                    Distribution of Margins under/over Prime Rate on Floating Rate Receivables as of the Initial Cutoff Date
                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of            Aggregate      Contract
Margin                                                                 Receivables      Contract Value       Value
------                                                                 -----------      --------------    ---------

-2.99% to -2.00%....................................................      131          $  2,464,863.44      2.52%
-1.99% to -1.00%....................................................    2,020            41,491,959.70     42.36
-0.99% to -0.01%....................................................      301            14,330,652.01     14.63
  0.00% to  0.99%...................................................    1,092            26,015,850.56     26.56
  1.00% to  1.99%...................................................      859            11,456,943.92     11.70
  2.00% to  2.99%...................................................      131             2,103,094.58      2.15
  3.00% to  3.99%...................................................       13                68,936.18      0.07
  4.00% to  4.99%...................................................         2               27,950.44      0.03
                                                                    ----------      ------------------  --------
          Total.....................................................    4,549           $97,960,250.83    100.00%
                                                                      ================================    ======


                          Distribution by Equipment Type of the Floating Rate Receivables
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of           Aggregate       Contract
Type                                                                   Receivables      Contract Value       Value

Agricultural
     New............................................................    1,636           $38,754,788.41     39.56%
     Used...........................................................    2,722            54,939,201.53     56.08
Construction
     New............................................................       89             2,553,447.13      2.61
     Used...........................................................       73             1,571,324.46      1.60
Consumer
     New............................................................       24               124,856.67      0.13
     Used...........................................................        5                16,632.63      0.02
                                                                    ---------      -------------------   -------
          Total.....................................................    4,549           $97,960,250.83    100.00%
                                                                       ======           ==============    ======


                        Distribution by Payment Frequency of the Floating Rate Receivables
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of             Aggregate     Contract
Frequency                                                              Receivables      Contract Value       Value
---------                                                              -----------      --------------    --------

Annual(1)...........................................................    3,390           $76,697,369.26     78.29%
Semiannual..........................................................      440             9,077,691.69      9.27
Quarterly...........................................................       52               857,472.09      0.88
Monthly.............................................................      667            11,327,717.79     11.56
                                                                      -------          ---------------    ------
          Total.....................................................    4,549           $97,960,250.83    100.00%
                                                                       ======           ==============    ======
---------------------
(1) Approximately 12.57%, 7.03%, 9.14%, 9.02%, 6.00%, 5.04%, 5.60%, 4.68%,
7.48%, 8.40%, 9.77% and 15.29% of the annual Floating Rate Receivables have scheduled payments within the collection periods relating to the Payment
Dates in January, February, March, April, May, June, July, August,
September, October, November and December, respectively.



                                                                     page 14






                      Distribution by Current Contract Value of the Floating Rate Receivables
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
          Contract                                                                                        Aggregate
            Value                                                      Number of           Aggregate       Contract
            Range                                                      Receivables      Contract Value      Value
         -----------                                                   -----------      --------------    ----------

$       0.00 to $   4,999.99........................................        827       $ 2,680,507.87       2.74%
    5,000.00 to     9,999.99........................................      1,066         7,811,488.60       7.97
   10,000.00 to    14,999.99........................................        656         8,005,429.87       8.17
   15,000.00 to    19,999.99........................................        389         6,737,052.16       6.88
   20,000.00 to    24,999.99........................................        277         6,206,514.85       6.34
   25,000.00 to    29,999.99........................................        217         5,991,670.10       6.12
   30,000.00 to    34,999.99........................................        214         6,928,724.50       7.07
   35,000.00 to    39,999.99........................................        155         5,801,951.84       5.92
   40,000.00 to    44,999.99........................................        160         6,801,885.45       6.94
   45,000.00 to    49,999.99........................................        119         5,631,189.96       5.75
   50,000.00 to    54,999.99........................................         91         4,759,854.64       4.86
   55,000.00 to    59,999.99........................................         71         4,067,164.33       4.15
   60,000.00 to    64,999.99........................................         49         3,077,231.06       3.14
   65,000.00 to    69,999.99........................................         47         3,155,878.34       3.22
   70,000.00 to    74,999.99........................................         29         2,094,434.77       2.14
   75,000.00 to    99,999.99........................................        125        10,575,472.82      10.80
  100,000.00 to   199,999.99........................................         53         6,544,075.36       6.68
  200,000.00 to   299,999.99........................................          3           752,962.87       0.77
  300,000.00 and over...............................................          1           336,761.44       0.34
                                                                      ---------    -----------------    -------
         Total......................................................      4,549       $97,960,250.83     100.00%
                                                                         ===========================     ======



                                                                      page 15





                             Geographic Distribution of the Floating Rate Receivables
                                           as of the Initial Cutoff Date

                                              Percent of                                                Percent of
                                              Aggregate                                                 Aggregate
                                               Contract                                                  Contract
State(1)                                         Value        State(1)                                    Value
--------                                     -------------    --------                                  ----------
Alabama........................................  0.79%        Nebraska.................................   5.52%
Alaska.........................................  0.00         Nevada...................................   0.07
Arizona........................................  0.33         New Hampshire............................   0.04
Arkansas.......................................  6.46         New Jersey...............................   0.11
California.....................................  1.12         New Mexico...............................   0.12
Colorado.......................................  0.33         New York.................................   1.24
Connecticut....................................  0.04         North Carolina...........................   0.84
Delaware.......................................  0.59         North Dakota.............................   5.09
Florida........................................  0.10         Ohio.....................................   1.65
Georgia........................................  3.46         Oklahoma.................................   1.69
Hawaii.........................................  0.00         Oregon...................................   1.16
Idaho..........................................  1.53         Pennsylvania.............................   1.12
Illinois.......................................  5.63         Rhode Island.............................   0.00
Indiana........................................  1.88         South Carolina...........................   0.46
Iowa...........................................  9.43         South Dakota.............................   6.06
Kansas.........................................  8.02         Tennessee................................   0.70
Kentucky.......................................  1.00         Texas....................................   7.31
Louisiana......................................  0.32         Utah.....................................   1.26
Maine..........................................  0.07         Vermont..................................   0.05
Maryland.......................................  0.49         Virginia.................................   0.15
Massachusetts..................................  0.03         Washington...............................   2.08
Michigan.......................................  1.59         Washington, D.C..........................   0.00
Minnesota...................................... 10.95         West Virginia............................   0.06
Mississippi....................................  0.75         Wisconsin................................   3.83
Missouri.......................................  2.46         Wyoming..................................   0.78
Montana........................................  1.24                                                   ------
                                                                   Total............................... 100.00%
                                                                                                        ======
________________

(1) Based upon billing addresses of the obligors.



Delinquencies, Repossessions, and Net Losses

     Set forth below is certain information concerning Case Credit's experience pertaining to the entire portfolio of United States retail agricultural and construction equipment receivables that it services, including receivables previously sold to trusts under prior asset-backed securitizations. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables of the Trust will be comparable to that set forth below.

     Except as indicated, all amounts and percentages in the following tables are based upon the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the following tables includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.


                                              Delinquency Experience

                                                At December 31,                                               June 30,
            ------------------------------------------------------------------------------------ ----------------------------------
                   1996             1995             1994             1993            1992              1997            1996
            ---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -----------------
                                               (Dollars in Millions)
            Number           Number           Number           Number           Number           Number           Number
              of               of               of               of               of               of               of
            Contracts Amount Contracts Amount Contracts Amount Contracts Amount Contracts Amount Contracts Amount Contracts Amount
            --------- ------ --------- ------ --------- ------ --------- ------ --------- ------ --------- ------ --------- ------

Portfolio....135,211 $3,262.4 135,722 $3,093.1 128,891 $2,641.0 128,562 $2,434.0 138,711 $2,549.8 139,759 $3,416.7 132,739 $3,160.5
Period of
 Delinquency
  31-60 days.. 2,031     45.9   1,927     33.5   1,457     18.4   2,033     27.2   4,877     71.7   2,205     50.9   1,768     31.4
  60 Days or
     More..... 1,778     36.3   1,509     18.5     855      9.4   2,145     22.5   6,177     78.3   2,442     57.4   1,838     28.6
             ------- -------- ------- -------- ------- -------- ------- -------- ------- -------- ------- -------- ------- --------
Total
 Delinquencies 3,809  $  82.2   3,426   $ 52.0   2,312   $ 27.8   4,178   $ 49.7  11,054   $150.0   4,647   $107.9   3,606    $60.0
Total
 Delinquencies
 as a Percent of
 the Portfolio..2.8%     2.5%    2.5%     1.7%    1.8%     1.0%    3.2%     2.0%    8.0%     5.9%    3.3%     3.2%    2.7%     1.9%


                                        Credit Loss/Repossession Experience

                                                   Year Ended December 31,                  Six Months Ended June 30,
                                     ---------------------------------------------------    -------------------------
                                        1996      1995        1994     1993      1992          1997           1996
                                     ---------- ---------  --------- --------- ---------    ---------      ----------
                                               (Dollars in Millions)
Average Gross Portfolio Outstanding
   During the Period................  $3,155.5  $2,857.7   $2,511.2  $2,487.1  $2,512.7      $3,320.8      $3,108.1
Repossessions as a Percent of Average
   Gross Portfolio Outstanding......     1.07%     1.14%      1.33%     1.83%     2.68%         1.06%         1.25%
Net Losses as a Percent of
   Liquidations(1)(2)(3)............     0.15%     0.22%      0.36%     0.61%     1.23%         0.56%         0.15%
Net Losses as a Percent of Average
   Gross Portfolio Outstanding(1)(2)     0.08%     0.11%      0.19%     0.31%     0.67%         0.15%         0.08%

(1)  A portion of the contracts provide for recourse to Dealers.
     Approximately 23%, 28%, 25%, 22%, 22%, 22% and 27% of the aggregate amounts scheduled to be paid on the contracts acquired during the six months ended June 30, 1997 and 1996 and the years ended December 31, 1996, 1995, 1994, 1993 and 1992, provide for recourse to Dealers
     (excluding contracts which provide for recourse to Dealers through the Dealers' reserve accounts). In the event of defaults by the obligor under any such contract, the contract is required to be repurchased by the Dealer for an amount generally equal to all amounts due and unpaid thereunder. As a result, any losses under any such contract are incurred by the Dealer and are not included in the net loss figures set forth above.

(2) Net losses are equal to the aggregate of the principal balances of all contracts (plus accrued but unpaid interest thereon) that are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, excluding any losses resulting from repossession expenses and excluding any recoveries from Dealers' reserve accounts.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

                                                                       page 17





                      WEIGHTED AVERAGE LIFE OF THE OFFERED NOTES

     The following tables indicates the projected weighted average life of each Class of Offered Notes and sets forth the percent of the initial principal balance of each Class of Offered Notes that is projected to be outstanding after each of the Payment Dates shown at various constant prepayment rate ("CPR") percentages.

                Percent of Initial Principal Amount of the Offered Notes at Various CPR Percentages

                                                 A-1 Notes                                   A-2 Notes
                                ---------------------------------------     --------------------------------------
Payment Date                     0%       13%     15%      17%      19%      0%      13%      15%      17%     19%
------------                    ----      ---     ---      ---      ---     ----     ---      ---      ---     ---
Closing Date..................   100      100     100       100     100      100      100     100       100    100
October 1997..................    94       90      89        89      88      100      100     100       100    100
November 1997.................    87       78      76        74      72      100      100     100       100    100
December 1997.................    78       62      59        56      53      100      100     100       100    100
January 1998..................    63       39      35        31      26      100      100     100       100    100
February 1998.................    50       18      12         7       1      100      100     100       100    100
March 1998....................    38        0       0         0       0      100       99      96        93     90
April 1998....................    26        0       0         0       0      100       91      88        84     80
May 1998......................    13        0       0         0       0      100       83      79        75     71
June 1998.....................     0        0       0         0       0       98       73      68        64     60
July 1998.....................     0        0       0         0       0       91       61      56        52     47
August 1998...................     0        0       0         0       0       80       48      43        38     33
September 1998................     0        0       0         0       0       70       36      30        25     20
October 1998..................     0        0       0         0       0       61       25      20        14      9
November 1998.................     0        0       0         0       0       55       17      11         5      0
December 1998.................     0        0       0         0       0       49        9       3         0      0
January 1999..................     0        0       0         0       0       42        1       0         0      0
February 1999.................     0        0       0         0       0       36        0       0         0      0
March 1999....................     0        0       0         0       0       31        0       0         0      0
April 1999....................     0        0       0         0       0       26        0       0         0      0
May 1999......................     0        0       0         0       0       20        0       0         0      0
June 1999.....................     0        0       0         0       0       13        0       0         0      0
July 1999.....................     0        0       0         0       0        3        0       0         0      0
August 1999...................     0        0       0         0       0        0        0       0         0      0
September 1999................     0        0       0         0       0        0        0       0         0      0
October 1999..................     0        0       0         0       0        0        0       0         0      0
November 1999.................     0        0       0         0       0        0        0       0         0      0
December 1999.................     0        0       0         0       0        0        0       0         0      0
January 2000..................     0        0       0         0       0        0        0       0         0      0
February 2000.................     0        0       0         0       0        0        0       0         0      0
March 2000....................     0        0       0         0       0        0        0       0         0      0
April 2000....................     0        0       0         0       0        0        0       0         0      0
May 2000......................     0        0       0         0       0        0        0       0         0      0
June 2000.....................     0        0       0         0       0        0        0       0         0      0
July 2000.....................     0        0       0         0       0        0        0       0         0      0
August 2000...................     0        0       0         0       0        0        0       0         0      0
September 2000................     0        0       0         0       0        0        0       0         0      0
October 2000..................     0        0       0         0       0        0        0       0         0      0
November 2000.................     0        0       0         0       0        0        0       0         0      0
December 2000.................     0        0       0         0       0        0        0       0         0      0
January 2001..................     0        0       0         0       0        0        0       0         0      0
February 2001................`     0        0       0         0       0        0        0       0         0      0
March 2001....................     0        0       0         0       0        0        0       0         0      0
April 2001....................     0        0       0         0       0        0        0       0         0      0
May 2001......................     0        0       0         0       0        0        0       0         0      0
June 2001.....................     0        0       0         0       0        0        0       0         0      0
July 2001.....................     0        0       0         0       0        0        0       0         0      0
August 2001...................     0        0       0         0       0        0        0       0         0      0
September 2001................     0        0       0         0       0        0        0       0         0      0
October 2001..................     0        0       0         0       0        0        0       0         0      0
Weighted Average Life (years)(1) 0.4      0.3     0.3       0.3     0.3      1.3      0.9     0.9       0.9    0.8

(1)  The weighted average life of an Offered Note is determined by: (a)
     multiplying the amount of each principal payment on the applicable
     Offered Note by the number of years from the date of issuance of such
     Offered Note to the related Payment Date, (b) adding the results and
     (c) dividing the sum by the related initial principal amount of such
     Offered Note.

                                                                       page 18





                Percent of Initial Principal Amount of the Offered Notes at Various CPR Percentages

                                                 A-3 Notes                              A-4 Notes
                                ---------------------------------------     --------------------------------------
Payment Date                     0%       13%     15%      17%      19%      0%      13%      15%      17%     19%
------------                    ----      ---     ---      ---      ---     ----     ---      ---      ---     ---
Closing Date..................   100      100     100       100     100      100      100     100       100    100
October 1997..................   100      100     100       100     100      100      100     100       100    100
November 1997.................   100      100     100       100     100      100      100     100       100    100
December 1997.................   100      100     100       100     100      100      100     100       100    100
January 1998..................   100      100     100       100     100      100      100     100       100    100
February 1998.................   100      100     100       100     100      100      100     100       100    100
March 1998....................   100      100     100       100     100      100      100     100       100    100
April 1998....................   100      100     100       100     100      100      100     100       100    100
May 1998......................   100      100     100       100     100      100      100     100       100    100
June 1998.....................   100      100     100       100     100      100      100     100       100    100
July 1998.....................   100      100     100       100     100      100      100     100       100    100
August 1998...................   100      100     100       100     100      100      100     100       100    100
September 1998................   100      100     100       100     100      100      100     100       100    100
October 1998..................   100      100     100       100     100      100      100     100       100    100
November 1998.................   100      100     100       100     100      100      100     100       100    100
December 1998.................   100      100     100        98      93      100      100     100       100    100
January 1999..................   100      100      96        91      85      100      100     100       100    100
February 1999.................   100       95      89        84      78      100      100     100       100    100
March 1999....................   100       89      83        77      72      100      100     100       100    100
April 1999....................   100       83      77        72      66      100      100     100       100    100
May 1999......................   100       77      71        66      60      100      100     100       100    100
June 1999.....................   100       70      64        59      53      100      100     100       100    100
July 1999.....................   100       62      56        50      45      100      100     100       100    100
August 1999...................    93       53      47        41      36      100      100     100       100    100
September 1999................    83       44      38        33      27      100      100     100       100    100
October 1999..................    76       37      31        26      20      100      100     100       100    100
November 1999.................    70       31      25        20      15      100      100     100       100    100
December 1999.................    65       26      20        15      10      100      100     100       100    100
January 2000..................    59       20      15        10       5      100      100     100       100    100
February 2000.................    54       15      10         5       0      100      100     100       100    100
March 2000....................    49       11       5         0       0      100      100     100       100     94
April 2000....................    44        6       1         0       0      100      100     100        95     89
May 2000......................    39        2       0         0       0      100      100      96        89     83
June 2000.....................    33        0       0         0       0      100       95      89        83     77
July 2000.....................    24        0       0         0       0      100       87      81        75     70
August 2000...................    15        0       0         0       0      100       78      72        67     62
September 2000................     6        0       0         0       0      100       69      64        59     55
October 2000..................     0        0       0         0       0       99       63      58        53     49
November 2000.................     0        0       0         0       0       92       57      53        49     44
December 2000.................     0        0       0         0       0       87       53      49        45     41
January 2001..................     0        0       0         0       0       81       49      45        41     37
February 2001................`     0        0       0         0       0       75       45      41        37     33
March 2001....................     0        0       0         0       0       71       41      37        34      0
April 2001....................     0        0       0         0       0       66       37      34         0      0
May 2001......................     0        0       0         0       0       61       34       0         0      0
June 2001.....................     0        0       0         0       0       55        0       0         0      0
July 2001.....................     0        0       0         0       0       48        0       0         0      0
August 2001...................     0        0       0         0       0       41        0       0         0      0
September 2001................     0        0       0         0       0        0        0       0         0      0
October 2001..................     0        0       0         0       0        0        0       0         0      0
Weighted Average Life (years)(1) 2.5      2.0     1.9       1.9     1.8      3.7      3.3     3.2       3.2    3.1

(1)  The weighted average life of an Offered Note is determined by: (a)
     multiplying the amount of each principal payment on the applicable
     Offered Note by the number of years from the date of issuance of the
     Offered Note to the related Payment Date, (b) adding the results and
     (c) dividing the sum by the related initial principal amount of the
     Offered Note.

                                                                      page 19





                Percent of Initial Principal Amount of the Offered Notes at Various CPR Percentages

                                               Class C Notes
                                ---------------------------------------
 Payment Date                    0%       13%     15%      17%      19%
-------------                   ----      ---     ---      ---      ---
Closing Date..................   100      100     100       100     100
October 1997..................   100       99      99        98      98
November 1997.................   100       97      97        96      96
December 1997.................   100       95      94        94      94
January 1998..................   100       92      91        91      90
February 1998.................   100       89      88        88      87
March 1998....................   100       87      86        85      84
April 1998....................   100       84      83        82      81
May 1998......................   100       82      81        80      78
June 1998.....................   100       79      78        77      75
July 1998.....................    84       76      75        73      72
August 1998...................    81       72      71        70      68
September 1998................    79       69      68        66      65
October 1998..................    76       66      65        63      62
November 1998.................    74       64      62        61      59
December 1998.................    73       62      60        59      57
January 1999..................    71       59      58        56      54
February 1999.................    69       57      55        54      52
March 1999....................    67       55      53        52      50
April 1999....................    66       53      51        50      48
May 1999......................    64       51      49        48      46
June 1999.....................    62       49      47        45      44
July 1999.....................    59       47      45        43      41
August 1999...................    56       44      42        40      38
September 1999................    54       41      39        37      36
October 1999..................    51       39      37        35      34
November 1999.................    49       37      35        33      32
December 1999.................    48       35      34        32      30
January 2000..................    46       33      32        30      28
February 2000.................    44       32      30        28      27
March 2000....................    42       30      28        27      25
April 2000....................    40       29      27        25      24
May 2000......................    39       27      25        24      23
June 2000.....................    37       25      24        22      21
July 2000.....................    34       23      22        20      19
August 2000...................    31       21      20        19      17
September 2000................    29       19      18        17      15
October 2000..................    26       17      16        15      14
November 2000.................    25       16      15        14      13
December 2000.................    23       15      14        13      12
January 2001..................    22       14      13        12      11
February 2001................`    20       13      12        11      10
March 2001....................    19       12      11        10       0
April 2001....................    18       11      10         0       0
May 2001......................    17       10       0         0       0
June 2001.....................    15        0       0         0       0
July 2001.....................    13        0       0         0       0
August 2001...................    12        0       0         0       0
September 2001................     0        0       0         0       0
October 2001..................     0        0       0         0       0
Weighted Average Life (years)(1) 2.3      1.8     1.8       1.7     1.7

(1)  The weighted average life of an Offered Note is determined by: (a)
     multiplying the amount of each principal payment on the applicable
     Offered Note by the number of years from the date of issuance of the
     Offered Note to the related Payment Date, (b) adding the results and
     (c) dividing the sum by the related initial principal amount of the
     Offered Note.

                                                                      page 20